TRANSOCEAN INC. (NYSE: RIG) FLEET UPDATE

The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the client contracts are estimates only, and client contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Etc.). Certain estimated out of service time for 2006 and 2007 is noted where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer (no estimates are made for 2008 and beyond). These are denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company’s Form 10-K for the most recently completed fiscal year, in the Company’s Forms 10-Q for subsequent periods and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, “High Specification Fleet,” is comprised of “5th Generation Deepwater,” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, “Other Deepwater,” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Other High Specification,” comprised of four of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Other Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. (NYSE: RIG) Fleet Update

Updated: March 2, 2006
New Firm Contracts and Contract Extensions Noted in Bold
Dynamically positioned *

			Yr. (1)					Current	Estimated	Current	Previous
	Floater		Entered	Water	Drilling			Contract	Expiration /Out of	Contract	Contract
Rig Type/Name	Type		Service	Depth	Depth	Location	Client	Start/Idle Date	Service(2)	Dayrate(3)	Dayrate(3)
				(Feet)	(Feet)					(Dollars)	(Dollars)
High Specification Floaters:
5th Generation Deepwater (13) (See Footnote 19)

Discoverer Clear Leader	Ship	*	TBA	12,000	40,000	USGOM	Chevron	See Footnote 19	See Footnote 19	See Footnote 19	See Footnote 19
Discoverer Deep Seas	ship	*	2001	10,000	35,000	USGOM	Chevron	Jan-06	Jan-07	240,000	226,700
						USGOM	Chevron	Jan-07	Jan-08	276,000	240,000
									20 days Shipyard or
								Mar-07	Project
						USGOM	Chevron	Jan-08	Jan-09	317,400	276,000
						USGOM	Chevron	Jan-09	Jan-11	485,000	317,400
Discoverer Enterprise	ship	*	1999	10,000	35,000	USGOM	BP	Dec-04	Dec-07	182,500	198,600
						USGOM	BP	Dec-07	Dec-10	520,000	182,500
Discoverer Spirit(11) (12)	ship	*	2000	10,000	35,000	USGOM	Chevron	Sep-05	Mar-06	204,000	204,000
						USGOM	Shell	Mar-06	Aug-07	270,000	204,000
						USGOM	Anadarko	Aug-07	Aug-10	475,000	270,000
Deepwater Discovery	ship	*	2000	10,000	30,000	Nigeria	Chevron	Jan-06	Mar-06	162,500	285,000
						Nigeria	ExxonMobil	Mar-06	Apr-06	175,000	162,500
						Nigeria	Chevron	Apr-06	Jun-06	162,500	175,000
						Nigeria	Petrobas	Jun-06	Aug-06	162,500	162,500
									30 days Shipyard or
								Aug-06	Project
						Nigeria	Total	Sep-06	Sep-07	357,000	162,500
						Nigeria	Total	Sep-07	Sep-08	364,000	357,000
						Brazil	Devon	Dec-08	Dec-11	475,000	364,000
Deepwater Frontier	ship	*	1999	10,000	30,000	Brazil	Petrobras	Mar-04	Jun-06	145,000	158,000
									90 days Mob/
								Jul-06	Contract Prep
						India	Reliance	Oct-06	Oct-08	320,000	145,000
									30 days Shipyard or
								Oct-08	Project
						India	Reliance	Dec-08	Dec-11	$477,000	$320,000
Deepwater Millennium	ship	*	1999	10,000	30,000	USGOM	Anadarko	Jun-05	Jun-07	286,500	200,000
						USGOM	Anadarko	Jun-07	Jun-10	425,000	286,500
Deepwater Pathfinder	ship	*	1998	10,000	30,000	Nigeria	Devon/Shell/Conoco	Dec-04	Aug-06	190,000	175,000
						Nigeria	Shell/Agip/Petrobras	Aug-06	Jun-07	395,000	190,000
									15 days Shipyard or
								Jun-07	Project
						Nigeria	Devon	Jun-07	Sep-07	190,000	395,000
						Nigeria	Shell/Agip/Petrobras	Sep-07	Dec-08	395,000	190,000
Deepwater Expedition	ship	*	1999	10,000	30,000	Brazil	Petrobras	Sep-05	May-06	147,400	135,000
									75 days
								May-06	Mob/Contract Prep
						Egypt	Shell	Jul-06	Nov-06	240,000	147,400
									30 days Mob /
								Dec-06	Contract Prep
						Morocco	Petronas	Jan-07	Mar-07	320,000	240,000
									90 days Mob/
								Mar-07	Contract Prep
						India	Reliance	Jun-07	Jun-09	375,000	320,000
Deepwater Horizon	semi	*	2001	10,000	30,000	USGOM	BP	Sep-05	Sep-07	275,000	165,000
						USGOM	BP	Sep-07	Sep-10	See Footnote 10	275,000
Cajun Express	semi	*	2001	8,500	25,000	USGOM	Chevron	Jul-05	Jun-07	207,000	140,000
									20 days Shipyard or
								Jun-06	Project
						USGOM	Chevron	Jul-07	Jan-10	460,000	207,000
Deepwater Nautilus(4) (14)	semi		2000	8,000	30,000	USGOM	Shell	Dec-05	Dec-06	220,000	195,100
									60 days Shipyard or
								Jun-06	Project
						USGOM	Shell	Dec-06	Dec-08	425,000	220,000
Sedco Energy	semi	*	2001	7,500	25,000	Nigeria	Chevron	Jan-06	Dec-07	202,000	175,000
Sedco Express(8)	semi	*	2001	7,500	25,000	Angola	BP	Jun-05	Jun-08	165,000	125,000
									15 days Shipyard or
								May-07	Project
Other Deepwater (17)

Deepwater Navigator	ship	*	2000	7,200	25,000	Brazil	Shell	Feb-06	Mar-06	113,000	210,000
						Brazil	KMG/Devon	Apr-06	May-06	300,000	113,000
						Brazil	Shell	Jun-06	Aug-06	210,000	300,000
						Brazil	Shell	Sep-06	Dec-06	300,000	210,000
						Brazil	Petrobras	Jan-07	Jan-11	180,000	300,000
Discoverer 534	ship	*	1975/1991	7,000	25,000	India	Reliance	Nov-05	Mar-06	175,000	110,000
									30 days Mob/
						Singapore		Mar-06	Contract Prep
						China	Husky	Apr-06	Jun-06	145,000	175,000
									180 days Shipyard
								Oct-06	or Project
						India	Reliance	Apr-07	Oct-09	250,000	145,000
Discoverer Seven Seas	ship	*	1976/1997	7,000	25,000	India	ONGC	Feb-04	Apr-07	125,000	125,000
									50 days Shipyard or
						India		Apr-06	Project
									110 days Shipyard
						India	ONGC	Apr-07	or Project
						India	ONGC	Aug-07	Aug-10	315,000	125,000
Transocean									75 days Shipyard or
Marianas(15)	semi		1998	7,000	25,000	USGOM		Jan-06	Project
						USGOM	BP	Mar-06	Dec-06	246,000	176,000
									30 days Shipyard or
								May-06	Project
						USGOM	BP	Jan-07	Jan-10	435,000	246,000
Sedco 707	semi	*	1976/1997	6,500	25,000	Brazil	Petrobras	Dec-05	Apr-10	180,000	100,000
									60 days Shipyard or
						Brazil		May-06	Project		100,000
Sedco 700 Series Upgrade I									750 days Shipyard
(S702)	semi	*		6,500		Singapore		Apr-06	or Project		N/A
						TBA	Shell	Jul-07	Jul-10	350,000	N/A
									335 days Shipyard
Sedco 700 Series Upgrade II	semi	*		6,500				Apr-07	or Project
						Brazil	Chevron	Mar-08	Mar-11	350,000	N/A
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Woodside	Feb-05	Apr-06	89,000	125,000
						Australia	Chevron	Apr-06	Jul-06	195,000	89,000
									60 days Mob /
								Sep-06	Contract Prep
						USGOM	Woodside	Nov-06	Nov-08	340,000	195,000
Peregrine I(5)(8)	ship	*	1982/1996	5,280	25,000	Brazil	Petrobras	Jan-06	Jan-09	112,000	70,000
Sedco 709	semi	*	1977/1999	5,000	25,000	Angola	ExxonMobil	Nov-05	Apr-06	205,000	205,000
									130 days
						S.Africa		Apr-06	Mob/Contract Prep
						Nigeria	Shell	Sep-06	Sep-08	205,000	205,000
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Total	May-05	Aug-06	175,000	85,000
Transocean Richardson	semi		1988	5,000	25,000	Ivory Coast	CNR	Oct-03	Apr-06	85,000	45,000
									30 days Shipyard or
						Ivory Coast		May-06	Project
						Angola	Total	Jun-06	Jun-07	355,000	85,000
Jim Cunningham	Semi		1982/1995	4,600	25,000	Nigeria	Agip	Feb-06	Feb-07	300,000	65,000
									50 days Shipyard or
								Feb-07	Project
						Angola	ExxonMobil	Mar-07	Mar-09	350,000	300,000
Sedco 710(8)	semi	*	1983	4,500	25,000	Brazil	Petrobras	Sep-05	Oct-06	109,500	71,000
									20 days Shipyard or
						Brazil		Mar-06	Project
						Brazil	Petrobras	Oct-06	Dec-10	120,000	109,500
									60 days Shipyard or
						Brazil		Mar-07	Project
Transocean Rather	semi		1988	4,500	25,000	UKNS	BP	Feb-05	Apr-06	165,000	95,000
						UKNS	Shell	Apr-06	Jul-06	190,000	165,000
						UKNS	Chevron	Jul-06	Dec-06	300,000	190,000
						UKNS	BP	Dec-06	Dec-07	250,000	300,000
									30 days Shipyard or
						UKNS		Oct-07	Project
Transocean Leader(9)	semi		1987/1997	4,500	25,000	NNS	Statoil	Jun-04	Jun-06	173,500	107,500
						NNS	Statoil	Jun-06	Jun-07	245,000	173,500
						NNS	Statoil	Jul-07	Jun-08	365,000	245,000
									30 day Shipyard or
						NNS		Aug-07	Project
Sovereign Explorer	semi		1984	4,500	25,000	Trinidad	BG	Sep-04	Apr-06	65,000	65,000
									45 days Shipyard or
								Apr-06	Project
						Venezuela	Statoil	Jun-06	Nov-06	65,000	65,000
									90 days Shipyard or
								Apr-07	Project
Other High Specification (4)

Henry Goodrich	semi		1985	2,000	30,000	E. Canada	Terra Nova	Feb-06	Aug-06	165,000	145,000
Paul B. Loyd, Jr.	semi		1987	2,000	25,000	UKNS	BP	Mar-05	Apr-07	144,000	120,000
									20 days Shipyard or
								July-06	Project
						UKNS	BP	Apr-07	Apr-09	320,000	144,000
Transocean Arctic(13)	semi		1986	1,650	25,000	NNS	Statoil	Aug-04	Sep-06	168,000	200,000
						NNS	Statoil	Sep-06	Nov-10	260,000	168,000
									30 days Shipyard or
								Oct-07	Project
Polar Pioneer(13)	semi		1985	1,500	25,000	NNS	Statoil	Dec-04	Jul-06	170,000	110,200
						NNS	Statoil	Jul-06	Jul-09	280,000	170,000
Other Floaters (22)

Sedco 700	semi		1973/1997	3,600	25,000	E. Guinea	A. Hess	Jan-06	Jan-07	200,000	90,000
Transocean Legend	semi		1983	3,500	25,000	Korea	KNOC	Nov-05	Mar-06	155,000	120,000
									20 Days
								Apr-06	Mob/Contract Prep
						Sakhalin Is.	BP	Jun-06	Nov-06	120,000	155,000
						Sakhalin Is.	BP	May-07	Nov-07	120,000	120,000
Transocean Amirante	semi		1978/1997	3,500	25,000	USGOM	ENI	Feb-06	Mar-06	125,000	115,000
						USGOM	ENI/Nexen	Mar-06	Jul-06	115,000	125,000
						USGOM	Remington	Jul-06	Sep-06	102,500	115,000
						USGOM	Remington	Sep-06	Dec-06	135,000	102,500
									55 days Shipyard or
								Dec-06	project
C. Kirk Rhein, Jr.	semi		1976/1997	3,300	25,000	USGOM		Mar-02	Idle		63,500
Transocean Driller(8)	Semi		1991	3,000	25,000	Brazil	Petrobras	Sep-04	Aug-06	53,000	52,000
									15 days Shipyard or
								Mar-06	Project
						Brazil	Petrobras	Aug-06	Aug-10	110,000	53,000
Falcon 100	semi		1974/1999	2,400	25,000	USGOM	DeepGulf Energy	Feb-06	Apr-06	145,000	180,000
						USGOM	Petrobras	Apr-06	Mar-07	180,000	145,000
Sedco 703	semi		1973/1995	2,000	25,000	Australia	Woodside	Aug-05	Apr-06	150,000	135,000
						Australia	Woodside	Apr-06	Jan-07	155,000	150,000
Sedco 711	semi		1982	1,800	25,000	UKNS	Shell	Feb-06	Aug-07	150,000	50.000
									30 Days Shipyard or
						UKNS	Shell	Jul-07	project
						UKNS	Shell	Nov-07	Oct-08	283,000	150,000
Transocean John Shaw	semi		1982	1,800	25,000	UKNS	Nexen	Jan-06	Jun-07	100,500	115,000
									30 Days Shipyard or
								Jun-07	project
Sedco 712	semi		1983	1,600	25,000	UKNS	Oilexco	Mar-05	Mar-06	103,000	47,000
						UKNS	Oilexco	Mar-06	Mar-07	150,000	103,000
						UKNS	Oilexco	Mar-07	Mar-08	225,000	150,000
Sedco 714	semi		1983/1997	1,600	25,000	UKNS	Total	Jan-06	Apr-06	180,000	160,000
						UKNS	Total	Apr-06	Jan-07	200,000	180,000
						UKNS	Total	Jan-07	May-07	250,000	200,000
Actinia	semi		1982	1,500	25,000	India	Reliance	Oct-04	Sep-06	54,000	44,000
									30 days Shipyard or
								Aug-06	Project
Sedco 601	semi		1983	1,500	25,000	Indonesia	Santos	Jan-06	Nov-06	77,000	56,000
Sedneth 701	semi		1972/1993	1,500	25,000	Angola	Chevron	Apr-05	Jun-07	90,000	73,000
									45 days Shipyard or
						Angola		May-06	Project		90,000
Transocean Winner	semi		1983	1,500	25,000	NNS		Dec-05	Mob/Contract Prep
						NNS		Oct-06	Oct-09	350,000	120,000
Transocean Searcher(13)	semi		1983/1988	1,500	25,000	NNS	Statoil	Aug-05	Oct-06	121,000	122,000
Transocean Prospect	semi		1983/1992	1,500	25,000	UKNS			Mob/Contract Prep		98,000
						UKNS	CNR	Jun-06	Jun-08	200,000	98,000
Transocean Wildcat	semi		1977/1985	1,300	25,000	UKNS		Oct-01	Idle		85,000
Transocean Explorer	Semi		1976	1,250	25,000	UKNS		Jan-99	Idle		145,000
J.W. McLean	Semi		1974/1996	1,250	25,000	UKNS	ConocoPhillips	Aug-04	Mar-06	51,000	60,000
									20 Days Shipyard or
						UKNS		Apr-06	Project
						UKNS	Shell	May-06	May-07	140,000	51,000
						UKNS	Shell	May-07	May-08	250,000	140,000
Sedco 704	semi		1974/1993	1,000	25,000	UKNS	Venture	Jul-05	Oct-06	91,000	50,000
						UKNS	BG	Oct-06	Mar-07	175,000	91,000
									30 Days Shipyard or
								Mar-07	project
						UKNS	BP	Apr-07	Apr-08	310,000	175,000
Sedco 706	Semi		1976/1994	1,000	25,000	UKNS	Total	Jan-05	Jun-06	78,000	57,000
Jackups (25)

Interocean III			1978/1993	300	25,000	Egypt	Zeitco	Jul-05	Jul-06	52,000	38,000
									30 days Shipyard or
								Jul-06	Project
						Egypt	Zeitco	Aug-06	Aug-07	65,000	52,000
Shelf Explorer			1982	300	20,000	Indonesia	Pearl Oil	Jan-06	Apr-06	120,000	70,000
						Indonesia	Chevron	Apr-06	Sep-06	120,000	120,000
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Oct-05	Oct-07	61,500	32,000
									15 days Shipyard or
								Dec-06	Project
Transocean Mercury			1969/1998	250	20,000	Egypt	Petrobel	Jan-06	Feb-08	58,000	50,000
Transocean Nordic			1984	300	25,000	India	ONGC	Mar-05	Mar-07	74,200	57,800
									20 days Shipyard/
								Mar-07	or Project
Trident II			1977/1985	300	25,000	India	ONGC	May-03	Nov-06	60,000	34,900
									140 days Shipyard
						India		Nov-06	or Project
						India	ONGC	Mar-07	Mar-10	147,500	60,000
Trident IV			1980/1999	300	25,000	Nigeria	Chevron	Feb-06	Mar-08	90,000	120,000
									15 days Shipyard or
								Jan-07	Project
Trident VI			1981	220	21,000	Vietnam	PetroVietnam	Feb-06	Jan-07	142,100	70,500
Trident VIII			1981	300	21,000	En route	Conoil	Mar-06	Apr-08	66,000	55,500
Trident IX			1982	400	20,000	Vietnam	JVPC	Aug-05	Aug-06	77,200	60,000
Trident XII			1982/1992	300	25,000	India	ONGC	Nov-03	Oct-06	62,250	57,000
									20 day Mob/Contract
								Jan-07	Prep
						India	ONGC	Jan-07	Dec-09	147,500	62,250
Trident XIV			1982/1994	300	20,000	Cabinda	Chevron	May-05	Apr-06	61,000	60,000
									30 days Shipyard or
								May-06	Project
Trident 15			1982	300	25,000	Thailand	Chevron	Feb-06	Jun-11	80,000(18)	59,750
									120 days Shipyard
								Jan-07	or Project
Trident 16			1982	300	25,000	Malaysia	Chevron	Dec-05	Sep-07	95,000	69,000
Trident 17			1983	355	25,000	Vietnam	Petronas Carigali	May-04	Jun-06	57,500	62,000
Trident 20			2000	350	25,000	Caspian	Petronas Carigali	Jan-06	Jan-10	130,000	90,000
Ron Tappmeyer			1978	300	25,000	India	ONGC	Nov-03	Dec-06	62,250	50,100
									20 days Shipyard or
								Jan-07	Project
						India	ONGC	Jan-07	Jan-10	147,500	62,250
Randolph Yost			1979	300	25,000	India	ONGC	Nov-03	Dec-06	60,750	64,000
									40 days Shipyard or
								Jan-07	Project
						India	ONGC	Feb-07	Feb-10	147,500	60,750
D.R. Stewart			1980	300	25,000	Italy	ENI	Mar-05	Mar-06	54,000	51,000
						Italy	ENI	Mar-06	Mar-07	57,000	54,000
G.H. Galloway			1984	300	25,000	Italy	ENI	Jul-05	Jul-06	54,000	51,000
						Italy	ENI	Jul-06	Jul-08	115,000	54,000
Harvey H. Ward			1981	300	25,000	Malaysia	Petronas Carigali	Jul-05	Jul-06	48,200	46,350
						Malaysia	Talisman	Jul-06	Jul-08	110,000	48,200
Roger W. Mowell			1982	300	25,000	Malaysia	Talisman	Dec-05	Nov-06	48,200	68,200
						Malaysia	Talisman	Nov-06	Nov-08	110,000	48,200
J.T. Angel			1982	300	25,000	Indonesia	EMP	Oct-05	Mar-06	97,000	60,000
									120 days Shipyard
						Singapore		Mar-06	or Project		60,000
						India	ONGC	Jan-07	Jan-10	147,500	60,000
F.G. McClintock			1975	300	25,000	India	ONGC	Jan-05	Jan-08	50,000	50,000
C.E. Thornton			1974	300	25,000	India	ONGC	Oct-04	Oct-07	45,000	45,000
									20 days Shipyard or
								Oct-07	Project
Self-Erecting Tenders (4)

Searex 9			1981	400	20,000	Congo		Apr-04	Idle		42,000
Searex 10			1983/1994	450	21,000	Angola	Chevron	Feb-06	Aug-06	48,000	41,000
Charley Graves			1975	500	20,000	Thailand	Chevron	Apr-05	Apr-07	40,500	40,000
W.D. Kent			1977	400	20,000	Malaysia	Chevron	Jan-03	Idle		35,000
Non-U.S. Drilling Barges (3)

Searex 4			1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	39,200	N/A
Searex 6			1981/1991	25	25,000	Cameroon		Jul-02	Idle		27,500
Hibiscus(6)			1979/1993	25	16,000	Indonesia	Total	Jan-04	Jan-07	47,700	44,300
Other (2)

Joides Resolution(7)	ship	*	1978	27,000	30,000	USGOM	TAMRF	Jan-06	Oct-06	8,900	66,000
									240 Days Shipyard
								Oct-06	or project
						Worldwide	TAMRF	Jul-07	Dec-13	60,900
Sedco 135D			1966/77/01	600		Brazil	SLB	Jun-01	Jun-09	28,500	N/A
Fixed-Price Options
High Specification Floaters
5th Generation Deepwater (2)

Discoverer Deep Seas	ship		2001	10,000	35,000	USGOM	Chevron	Jan-08	Jan-09	+/- 15% of prior rate
Sedco Express	semi		2001	7,500	25,000	Angola	BP	Jun-08	Jul-10	165,000
Other Deepwater (3)

Sovereign Explorer	semi		1984	4,500	25,000	Ven / T&T	Statoil / BG	Nov-06	Apr-07	65,000	65,000
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Total	Aug-06	May-07	175,000
Discoverer 534	ship	*	1975/1991	7,000	25,000	India	Reliance	Sep-09	Feb-10	250,000	250,000

Other High Specification (1)

Henry Goodrich	semi	1985	2,000	30,000	E. Canada	Terra Nova	Aug-06	Feb-07	Neg. dayrate capped
									at 165,000
Other Floaters (1)

Sedco 706	semi	1976/1994	1,000	25,000	UKNS	Total	Jul-06	Apr-07	75,000	78,000
Held For Sale
Non-U.S. Drilling Barges (1)

Searex 12		1982-1992	25	25,000	Cameroon		Idle
Platform Rigs (1)

Cliffs # 1		1988/98		18,000	Singapore		Idle

Footnotes:

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)	Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2006 and in 2007 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Cover Page for a full description.

(3)	Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Cover Page for a description of dayrates.

(4)	The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5)	Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6)	Owned by a joint venture in which the company has a 75% interest.

(7)	Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which a subsidiary of the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(9)	Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(10)	Dayrate for contract period September 2007 through September 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Fifth-Generation, dynamically positioned rigs operating in the U.S. Gulf of Mexico.

(11)	Client has retained the drilling unit to drill a geological sidetrack, which Company believes is outside of the contract term.

(12)	Contract includes an additional $22,300 per day to cover escalation of costs over the contract period.

(13)	Reflects contracted dayrate which could slightly change due to foreign exchange adjustments.

(14)	Unit sustained damage due to hurricanes in the U.S. Gulf of Mexico. The company expects the rig will continue drilling in 2006 before requiring an estimated 60 days of out-of-service time during 2006 to complete repairs. The dayrate applicable during out-of-service time is to be determined.

(15)	Unit sustained damage due to hurricanes in the U.S. Gulf of Mexico. An assessment of the damage indicates the rig will be out-of-service for an estimated three to four months to complete repairs. The rig is expected to be available in the first quarter of 2006.

(16)	Two year contract to commence in direct continuation of stated contracts and shipyard, with commencement date currently expected to range from late 2006 to mid-2007.

(17)	Chevron has the right to convert the contract to five years at a dayrate of $300,000.

(18)	Dayrate subject to annual adjustment based on market dayrates within specified parameters.

(19)	We have been awarded a 5 year drilling contract for the construction of an enhanced Enterprise-class drillship. Operations are expected to commence during the second quarter of 2009, after an estimated 30-month shipyard construction phase, followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first three years of the contract, the contract dayrate is $450,000. The dayrate for the last two years of the contract are linked to the standard West Texas Intermediate oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.